UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07885

Name of Fund: Master Core Bond Enhanced Index Series of Quantitative Master Series LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, Master Core Bond Enhanced Index Series of Quantitative Master Series LLC, 55 East 52nd Street, New York, NY 10055.

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2009

Date of reporting period: 12/31/2009

Item 1 – Report to Stockholders

Master Core Bond Enhanced Index Series of Quantitative Master Series LLC
Annual Report, December 31, 2009

PORTFOLIO MANAGEMENT COMMENTARY

How did the Series perform?

•

Master Core Bond Enhanced Index Series (the “Series”) of Quantitative Master Series LLC generated a return of 8.28% for the 12-month period, outperforming the benchmark Barclays Capital US Aggregate Bond Index, which returned 5.93%.

What factors influenced performance?

•

An overweight in index spread sectors including commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”) and investment-grade corporate debt was among the primary contributors to the Series’ performance during the year. We actively managed yield curve and duration positioning throughout the period and this, too, aided results. In addition, an out-of-index allocation to non-agency mortgages was beneficial as spreads continued to narrow due to improving economic data and strong technicals resulting from the Public-Private Investment Program.

•

Detracting from performance was security selection within the corporate sector, specifically our focus on higher-quality issues. While these securities performed well throughout the year, lower-quality, higher-risk credits performed significantly better.

•

The Series’ cash position (approximately 7% at period end) serves primarily to offset futures contracts and mortgage TBA (To Be Announced) trades and, therefore, did not have a material impact on performance.

Describe recent portfolio activity.

•

Over the course of the period, we made some modest asset allocation shifts within the Series. Among the more notable changes was a reduction in exposure to agency mortgages, which traded to extremely expensive levels throughout the year. Those proceeds were reallocated primarily into Treasuries, FDIC-guaranteed debt and non-US government-guaranteed debt. We also reduced some of the Series’ exposure to the CMBS sector, reallocating into higher-quality, non-cyclical industrial corporate issues.

Describe portfolio positioning at period end.

•

Overall, the Series remains modestly underweight in government-owned/government-related sectors in favor of non-government spread sectors. Within government sectors, the Series is overweight in FDIC-guaranteed debt and non-US government-guaranteed debt, while holding an underweight in Treasuries, agency debentures and agency mortgages. Within the non-government sectors, the Series is overweight in AAA-rated CMBS, ABS and investment-grade corporate debt. The Series also holds an out-of-index allocation to non-agency mortgages. At period-end, the Series maintained a slightly longer duration relative to the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Master Core Bond Enhanced Index Series
Portfolio Information as of December 31, 2009

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	80%
AA/Aa	8
A/A	6
BBB/Baa	4
CCC/Caa	1
Not Rated	1

[1]	Using the higher of Standard & Poor’s or Moody’s Investors Services ratings.

[2]	Includes U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations, which are deemed AAA/Aaa by the investment advisor.

The Benefits and Risks of Leveraging

The Series may utilize leverage to seek to enhance the yield. However, these objectives cannot be achieved in all interest rate environments. The Series may utilize leverage by entering into dollar rolls.

In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Series on its longer-term portfolio investments. To the extent that the total assets of the Series (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Series’ shareholders will benefit from the incremental net income.

Furthermore, the value of the Series’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of the portfolio investments. Changes in interest rates can influence the Series positively or negatively in addition to the impact on the Series’ performance from leverage.

The use of leverage may enhance opportunities for increased income to the Series, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund’s dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Series’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Series’ net income will be less than if leverage had not been used, and therefore the amount available for distribution will be reduced. The Series may be required to sell portfolio securities at opportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Series to incur losses. The use of leverage may limit the Series’ ability to invest in certain types of securities or use certain types of hedging strategies. The Series will incur expenses in connection with the use of leverage, all of which are borne by the Series and may reduce investment income.

See Notes to Financial Statements.	2

Derivative Financial Instruments

The Series may invest in various derivative instruments, including financial futures contracts, options and swaps as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Series’ ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Series to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Series can realize on an investment or may cause the Series to hold a security that it might otherwise sell. The Series’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

See Notes to Financial Statements.	3

Master Core Bond Enhanced Index Series
Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

	Asset-Backed Securities	Par (000)	Value

	Bank of America Auto Trust, Series 2009-2A, Class A3, 2.13%, 9/15/13 (a)	$1,535	$1,549,691
	Chase Issuance Trust, Series 2009-A7, Class A7, 0.68%, 9/17/12 (b)	1,835	1,837,191
	Nissan Auto Receivables Owner Trust, Series 2009-A, Class A2, 2.94%, 7/15/11	1,260	1,271,427
	Option One Mortgage Loan Trust, Series 2007-5, Class 2A1, 0.32%, 5/25/37 (b)	490	475,119
	SLM Student Loan Trust (b):
	Series 2005-4, Class A2, 0.36%, 4/26/21	570	565,326
	Series 2008-5, Class A2, 1.38%, 10/25/16	2,500	2,538,275
	Series 2008-5, Class A3, 1.58%, 1/25/18	630	647,666
	Series 2008-5, Class A4, 1.98%, 7/25/23	1,700	1,776,651

	Total Asset-Backed Securities - 5.4%		10,661,346

Industry	Corporate Bonds

Aerospace & Defense - 0.1%	Northrop Grumman Corp., 7.13%, 2/15/11	301	318,632

Air Freight & Logistics - 0.1%	United Parcel Service, Inc., 6.20%, 1/15/38	225	249,445

Automobiles - 0.2%	DaimlerChrysler NA Holding Corp.:
	7.30%, 1/15/12	141	153,287
	6.50%, 11/15/13	217	237,883

			391,170

Beverages - 1.4%	Anheuser-Busch InBev Worldwide, Inc., 3.00%, 10/15/12 (a)	1,925	1,934,019
	Cocoa-Cola Enterprises, Inc., 3.75%, 3/01/12	745	774,306

			2,708,325

Capital Markets - 2.2%	The Bank of New York Mellon Corp., 4.30%, 5/15/14	1,070	1,126,135
	The Bear Stearns Cos., Inc., 0.68%, 7/19/10 (b)	330	330,565
	CDP Financial, Inc., 3.00%, 11/25/14 (a)	1,065	1,039,238
	The Goldman Sachs Group, Inc., 5.25%, 10/15/13	316	335,596
	Morgan Stanley:
	0.50%, 1/09/12 (b)	345	341,094
	5.63%, 9/23/19	275	277,010
	Series F, 5.55%, 4/27/17	980	984,338

			4,433,976

Commercial Banks - 1.3%	Bank One Corp., 5.90%, 11/15/11	152	162,228
	Corporacion Andina de Fomento, 6.88%, 3/15/12	273	292,574
	Eksportfinans ASA:
	3.00%, 11/17/14	810	797,603

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

GO	General Obligation Bonds
LIBOR	London Inter-Bank Offered Rate
MBIA	Municipal Bond Investors Assurance (National Public Finance Guaranty Corp.)
RB	Revenue Bonds
STRIPS	Separately Traded Registered Interest and Principal Securities

See Notes to Financial Statements.	4

Master Core Bond Enhanced Index Series
Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

Industry	Corporate Bonds	Par (000)	Value

	5.50%, 5/25/16	$700	$754,172
	HSBC Bank USA NA, 4.63%, 4/01/14	355	370,582
	Royal Bank of Scotland Group Plc, 2.63%, 5/11/12 (a)	205	207,935

			2,585,094

Diversified Financial Services - 2.7%	Bank of America Corp., 4.75%, 8/01/15	435	438,487
	General Electric Capital Corp., Series A:
	4.88%, 10/21/10	306	316,448
	5.00%, 12/01/10	2,207	2,295,293
	JPMorgan Chase & Co.:
	4.50%, 11/15/10	253	261,537
	6.63%, 3/15/12	329	359,157
	3.70%, 1/20/15	975	977,884
	JPMorgan Chase Bank NA, 6.00%, 7/05/17	660	699,408

			5,348,214

Diversified Telecommunication Services - 1.1%	AT&T, Inc.:
	5.50%, 2/01/18	160	166,946
	6.30%, 1/15/38	110	111,731
	6.40%, 5/15/38	775	796,443
	GTE Corp., 6.94%, 4/15/28	132	135,418
	Telecom Italia Capital SA, 5.25%, 10/01/15	244	255,113
	Telefonica Emisiones SAU, 4.95%, 1/15/15	725	774,982

			2,240,633

Education - 0.2%	Leland Stanford Junior University, 3.63%, 5/01/14	425	437,240

Electric Utilities - 0.7%	Commonwealth Edison Co., 6.95%, 7/15/18	141	153,333
	Florida Power & Light Co., 5.95%, 2/01/38	540	567,272
	Florida Power Corp., 6.40%, 6/15/38	225	245,653
	PacifiCorp., 6.25%, 10/15/37	330	356,043

			1,322,301

Food Products - 0.4%	Kraft Foods, Inc., 6.50%, 8/11/17	775	840,918

Insurance - 1.7%	MetLife, Inc.:
	6.13%, 12/01/11	75	80,627
	5.00%, 11/24/13	231	243,179
	5.70%, 6/15/35	102	100,733
	Metropolitan Life Global Funding I (a):
	5.13%, 4/10/13	1,265	1,340,128
	5.13%, 6/10/14	625	661,436
	Prudential Financial, Inc., 4.75%, 9/17/15	665	674,320
	SunAmerica, Inc., 5.60%, 7/31/97	75	58,032
	Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (a)	275	284,278

			3,442,733

Media - 1.8%	COX Communications, Inc., 8.38%, 3/01/39 (a)	475	591,460
	Comcast Cable Communications Holdings, Inc., 8.38%, 3/15/13	520	599,402
	Comcast Cable Communications LLC, 8.88%, 5/01/17	231	276,765

See Notes to Financial Statements.	5

Master Core Bond Enhanced Index Series
Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

Industry	Corporate Bonds	Par (000)	Value

	Comcast Corp.:
	5.85%, 1/15/10	$237	$237,263
	6.50%, 1/15/17	151	167,167
	7.05%, 3/15/33	227	247,846
	News America, Inc.:
	7.25%, 5/18/18	339	385,782
	7.28%, 6/30/28	175	177,217
	Time Warner Cable, Inc., 6.20%, 7/01/13	590	648,089
	Time Warner Cos., Inc., 6.88%, 6/15/18	179	197,430

			3,528,421

Metals & Mining - 0.1%	Inco Ltd., 7.75%, 5/15/12	151	166,142

Multi-Utilities - 0.1%	Dominion Resources, Inc., 5.70%, 9/17/12	151	163,172

Oil, Gas & Consumable Fuels - 4.7%	Anadarko Finance Co., Series B, 6.75%, 5/01/11	197	208,176
	BP Capital Markets Plc, 3.13%, 3/10/12	940	968,245
	Canadian Natural Resources Ltd., 6.50%, 2/15/37	245	259,887
	Cenovus Energy, Inc., 6.75%, 11/15/39 (a)	445	485,074
	Chevron Corp., 3.45%, 3/03/12	1,150	1,195,216
	ConocoPhillips, 4.60%, 1/15/15	1,270	1,348,727
	Consolidated Natural Gas Co., Series C, 6.25%, 11/01/11	244	262,671
	EnCana Corp., 4.75%, 10/15/13	306	321,469
	Enterprise Products Operating LLC:
	5.25%, 1/31/20	425	420,419
	6.13%, 10/15/39	250	241,518
	Kern River Funding Corp., 4.89%, 4/30/18 (a)	84	83,478
	MidAmerican Energy Holdings Co.:
	5.95%, 5/15/37	408	408,457
	6.50%, 9/15/37	280	301,107
	PTT PCL, 5.88%, 8/03/35 (a)	100	92,356
	Pemex Project Funding Master Trust, 9.13%, 10/13/10	48	50,640
	Petrobras International Finance Co.:
	5.88%, 3/01/18	40	40,336
	5.75%, 1/20/20	955	971,509
	Shell International Finance BV, 4.00%, 3/21/14	1,075	1,121,796
	XTO Energy, Inc., 6.75%, 8/01/37	400	471,157

			9,252,238

Paper & Forest Products - 0.2%	International Paper Co., 7.30%, 11/15/39	325	344,780

Pharmaceuticals - 0.6%	Eli Lilly & Co., 3.55%, 3/06/12	450	468,309
	GlaxoSmithKline Capital, Inc., 4.85%, 5/15/13	590	633,335
	Teva Pharmaceutical Finance LLC, 6.15%, 2/01/36	83	85,729

			1,187,373

Software - 0.2%	Oracle Corp., 5.75%, 4/15/18	410	443,286

Thrifts & Mortgage Finance - 0.4%	Achmea Hypotheekbank NV, 3.20%, 11/03/14 (a)	715	713,616

Tobacco - 0.2%	Philip Morris International, Inc., 6.88%, 3/17/14	365	413,588

See Notes to Financial Statements.	6

Master Core Bond Enhanced Index Series
Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

Industry	Corporate Bonds	Par (000)	Value

Wireless Telecommunication Services - 0.8%	Vodafone Group Plc:
	7.75%, 2/15/10	$270	$272,063
	4.15%, 6/10/14	1,205	1,239,685

			1,511,748

	Total Corporate Bonds - 21.2%		42,043,045

	Foreign Agency Obligations

	Inter-American Development Bank, 6.80%, 10/15/25	510	593,264
	Japan Finance Corp., 2.00%, 6/24/11	600	607,235
	Kreditanstalt fuer Wiederaufbau, 2.75%, 10/21/14	1,090	1,077,751
	Landwirtschaftliche Rentenbank:
	4.13%, 7/15/13	80	84,346
	Series E, 5.25%, 7/02/12	270	291,714
	Series E, 4.38%, 1/15/13	175	184,639
	Series E, 4.00%, 2/02/15	155	160,947
	Mexico Government International Bond, Series A, 6.75%, 9/27/34	245	258,475
	Poland Government International Bond, 5.00%, 10/19/15	112	117,615
	Province of Ontario, Canada:
	4.10%, 6/16/14	850	887,073
	Series 1, 1.88%, 11/19/12	645	640,762
	Qatar Government International Bond, 4.00%, 1/20/15 (a)	405	406,013

	Total Foreign Agency Obligations - 2.7%		5,309,834

	Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations - 2.9%	Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-4, Class 22A1, 5.98%, 6/25/47 (b)	2,665	1,938,874
	Countrywide Alternative Loan Trust, Series 2006-0A21, Class A1, 0.42%, 3/20/47 (b)	689	369,280
	Countrywide Home Loan Mortgage Pass-Through Trust:
	Series 2006-0A5, Class 2A1, 0.43%, 4/25/46 (b)	299	144,950
	Series 2007-16, Class A1, 6.50%, 10/25/37	734	594,913
	Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 3A1, 6.00%, 10/25/21	340	226,677
	Deutsche Alt-A Securities, Inc. Alternate Loan Trust, Series 2006-0A1, Class A1, 0.43%, 2/25/47 (b)	305	161,439
	Harborview Mortgage Loan Trust, Series 2005-8, Class 1A2A, 0.56%, 9/19/35 (b)	73	40,109
	JPMorgan Mortgage Trust:
	Series 2006-S2, Class 2A2, 5.88%, 7/25/36	156	133,907
	Series 2007-S1, Class 1A2, 5.50%, 3/25/22	114	95,209
	Residential Accredit Loans, Inc., Series 2006-QA9, Class A1, 0.41%, 11/25/36 (b)	1,764	834,115
	Station Place Securitization Trust, Series 2009-1, Class A, 1.74%, 12/29/10	940	935,300

See Notes to Financial Statements.	7

Master Core Bond Enhanced Index Series
Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

	Non-Agency Mortgage-Backed Securities	Par (000)	Value

	WaMu Mortgage Pass-Through Certificates, Class 1A (b):
	Series 2007-0A4, 1.31%, 5/25/47	$350	$193,180
	Series 2007-0A5, 1.29%, 6/25/47	307	154,172

			5,822,125

Commercial Mortgage-Backed Securities - 9.2%	Bank of America Commercial Mortgage, Inc., Series 2005-4, Class A5A, 4.93%, 7/10/45	1,161	1,114,027
	CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class C, 6.73%, 12/18/35	918	924,876
	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.32%, 12/11/49	210	182,234
	First Union NB-Bank of America Commercial Mortgage Trust, Series 2001-C1, Class A2, 6.14%, 3/15/33	1,074	1,098,778
	GS Mortgage Securities Corp. II:
	Series 2004-GG2, Class A5, 5.28%, 8/10/38 (b)	993	970,516
	Series 2005-GG4, Class A4, 4.76%, 7/10/39	1,127	1,020,594
	Series 2007-GG10, Class A2, 5.78%, 8/10/45 (b)	1,050	1,075,442
	JPMorgan Chase Commercial Mortgage Securities Corp.:
	Series 2001-CIB3, Class A3, 6.47%, 11/15/35	1,290	1,355,410
	Series 2001-CIB3, Class B, 6.68%, 11/15/35	1,108	1,073,432
	Series 2001-CIBC, Class B, 6.45%, 3/15/33	1,557	1,604,966
	Series 2006-LDP7, Class A4, 5.87%, 4/15/45 (b)	1,399	1,348,132
	Morgan Stanley Capital I:
	Series 2003-IQ4, Class A2, 4.07%, 5/15/40	993	968,588
	Series 2007-HQ13, Class A1, 5.36%, 12/15/44	2,016	2,065,848
	Series 2007-IQ16, Class A4, 5.81%, 12/12/49	135	115,026
	Series 2007-T27, Class A4, 5.65%, 6/11/42 (b)	1,490	1,438,558
	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.31%, 11/15/48	1,960	1,839,165

			18,195,592

	Total Non-Agency Mortgage-Backed Securities - 12.1%		24,017,717

Industry	Preferred Securities

	Capital Trusts

Capital Markets - 0.6%	Credit Suisse Guernsey Ltd., 5.86% (b)(c)	947	823,890
	Goldman Sachs Capital II, 5.79% (b)(c)	392	303,800
	Lehman Brothers Holdings Capital Trust VII, 5.86% (c)(d)(e)	85	26

			1,127,716

Diversified Financial Services - 0.4%	General Electric Capital Corp., 6.38%, 11/15/67 (b)	410	355,675
	JPMorgan Chase Capital XXV, 6.80%, 10/01/37	400	397,425

			753,100

Insurance - 0.3%	Chubb Corp., 6.38%, 3/29/67 (b)	266	247,380
	Progressive Corp., 6.70%, 6/15/67 (b)	450	398,191

			645,571

	Total Preferred Securities - 1.3%		2,526,387

See Notes to Financial Statements.	8

Master Core Bond Enhanced Index Series
Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

	Taxable Municipal Bonds	Par (000)	Value

County/City/Special District/School District - 0.3%	City of Dallas, Texas, GO, Series C (MBIA), 5.50%, 2/15/24 (f)	$529	$502,074

State - 1.8%	New York State Dormitory Authority, RB, Build America Bonds, Taxable, 5.63%, 3/15/39	350	334,043
	State of California, GO, Build America Bonds, 7.30%, 10/01/39	400	378,032
	State of California, GO, Taxable, Various Purpose 3, 5.45%, 4/01/15	1,675	1,684,782
	State of Illinois, GO, Taxable, Pension, 5.10%, 6/01/33	457	381,992
	State of Texas, GO, Build America Bonds, Taxable, 5.52%, 4/01/39	850	829,081

			3,607,930

Transportation - 0.4%	Metropolitan Transportation Authority, RB, Build America Bonds, Taxable, 7.34%, 11/15/39	455	508,076
	Port Authority of New York & New Jersey, RB, Consolidated, 159th Series, 6.04%, 12/01/29	265	263,466

			771,542

	Total Taxable Municipal Bonds - 2.5%		4,881,546

	U.S. Government Sponsored Agency Securities

Agency Obligations - 7.9%	Fannie Mae:
	5.25%, 8/01/12	1,145	1,221,864
	5.13%, 1/02/14	1,770	1,879,085
	2.63%, 11/20/14	1,130	1,121,238
	Federal Home Loan Bank of Chicago, 5.63%, 6/13/16	1,135	1,144,301
	Federal Home Loan Banks, 5.53%, 11/03/14 (g)	1,995	2,003,473
	Freddie Mac:
	1.13%, 12/15/11	3,030	3,020,586
	1.75%, 6/15/12	800	803,543
	Private Export Funding Corp., 3.55%, 4/15/13	2,500	2,613,635
	Tennessee Valley Authority:
	5.25%, 9/15/39	950	941,312
	Series E, 6.25%, 12/15/17	710	809,825

			15,558,862

Collateralized Mortgage Obligations- 0.9%	Fannie Mae Trust, Series 2005-118, Class MC, 6.00%, 1/25/32	769	789,008
	Freddie Mac Multiclass Certificates, Series 3294, Class NA, 5.50%, 7/15/27	1,043	1,068,039

			1,857,047

Federal Deposit Insurance Corporation Guaranteed - 3.7%	Citibank NA:
	1.38%, 8/10/11	3,500	3,509,279
	1.75%, 12/28/12	1,260	1,248,915
	Citigroup Funding, Inc.:
	2.13%, 7/12/12	965	972,452
	1.88%, 10/22/12	1,600	1,593,955

			7,324,601

See Notes to Financial Statements.	9

Master Core Bond Enhanced Index Series
Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

	U.S. Government Sponsored Agency Securities	Par (000)	Value

Mortgage-Backed Securities - 70.3%	Fannie Mae Mortgage-Backed Securities:
	4.00%, 12/01/14 - 1/01/40 (h)	$4,100	$4,036,734
	4.50%, 1/15/25 - 1/15/40 (h)	27,003	27,044,777
	5.00%, 1/01/23 - 1/15/40 (h)	20,492	21,084,178
	5.50%, 1/15/25 - 1/15/40 (h)	24,974	26,240,787
	6.00%, 2/01/13 - 1/15/40 (h)	8,501	9,056,186
	6.50%, 1/15/40 (h)	3,200	3,427,002
	8.00%, 9/01/15 - 8/01/31	36	41,685
	9.50%, 7/1/2017	14	15,545
	10.00%, 10/01/18 - 5/01/22	7	7,793
	10.50%, 12/01/16	2	1,757
	Freddie Mac Mortgage-Backed Securities:
	4.50%, 2/01/11 - 7/01/12	509	529,921
	5.00%, 2/01/22 - 1/15/40 (h)	16,653	17,119,253
	5.50%, 12/01/16 - 11/01/38	3,735	3,938,031
	6.00%, 4/01/16 - 1/15/40 (h)	16,886	17,932,544
	6.50%, 7/01/15 - 5/01/17	161	173,257
	7.00%, 1/01/11 - 7/01/17	82	87,800
	7.50%, 7/01/10 - 4/01/16	27	29,208
	8.00%, 11/01/24 - 3/01/32	155	178,072
	8.50%, 5/01/28 - 8/01/30	13	15,099
	9.00%, 9/01/14	3	3,677
	9.50%, 2/01/19	18	19,591
	10.00%, 9/01/17	3	2,854
	10.50%, 4/01/16	5	5,860
	11.00%, 9/01/16	4	4,573
	11.50%, 8/01/15	1	1,005
	12.50%, 2/01/14	5	5,608
	Ginnie Mae Mortgage-Backed Securities:
	4.50%, 9/15/35	1,334	1,340,996
	5.00%, 4/15/35 - 1/15/40 (h)	4,532	4,678,104
	6.50%, 2/15/14 - 1/15/40 (h)	1,710	1,818,314
	7.00%, 4/15/13	6	6,030
	7.50%, 3/15/24 - 3/15/32	151	169,982
	8.00%, 12/15/22 - 6/15/31	88	100,616
	8.50%, 11/15/17 - 3/15/31	24	27,347
	9.00%, 4/15/18 - 11/15/24	25	28,801

			139,172,987

	Total U.S. Government Sponsored Agency Securities - 82.8%		163,913,497

	U.S. Treasury Obligations

	U.S. Treasury Bonds:
	7.25%, 5/15/16 (g)	880	1,089,344
	8.13%, 8/15/19	4,235	5,700,047
	8.13%, 8/15/21	2,415	3,312,322
	8.00%, 11/15/21	2,100	2,859,610

See Notes to Financial Statements.	10

Master Core Bond Enhanced Index Series
Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

	U.S. Treasury Obligations	Par (000)	Value

	U.S. Treasury Bonds (concluded):
	7.13%, 2/15/23 (i)	$650	$833,625
	U.S. Treasury Notes:
	1.13%, 12/15/12	5	4,920
	2.75%, 11/30/16	7,835	7,543,021
	4.00%, 8/15/18	1,700	1,736,257
	3.38%, 11/15/19	15,825	15,221,751
	3.50%, 2/15/39	1,035	847,729
	4.50%, 8/15/39	4,700	4,593,517
	U.S. Treasury STRIPS, 8.75%, 8/15/20	4,090	2,602,099

	Total U.S. Treasury Obligations - 23.4%		46,344,242

	Total Long-Term Investments (Cost - $301,008,106) - 151.4%		299,697,614

	Short-Term Securities	Shares

	BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (j)(k)	12,766,736	12,766,736

	Total Short-Term Securities (Cost - $12,766,736) - 6.5%		12,766,736

	Options Purchased	Contracts (l)

Over-the-Counter Call Swaptions Purchased	Receive a fixed rate of 2.25% and pay a floating rate based on 3-month LIBOR, Expires 2/25/10, Broker Morgan Stanley Capital Services, Inc.	9	996
	Receive a fixed rate of 1.92% and pay a floating rate based on 3-month LIBOR, Expires 9/02/10, Broker Morgan Stanley Capital Services, Inc.	15	76,430
	Receive a fixed rate of 1.95% and pay a floating rate based on 3-month LIBOR, Expires 9/03/10, Broker Citibank NA	15	79,199

			156,625

Over-the-Counter Put Swaptions Purchased	Pay a fixed rate of 1.92% and receive a floating rate based on 3-month LIBOR, Expires 9/02/10, Broker Broker Morgan Stanley Capital Services, Inc.	15	44,689
	Pay a fixed rate of 1.95% and receive a floating rate based on 3-month LIBOR, Expires 9/03/10, Broker Citibank NA	15	43,819

			88,508

	Total Options Purchased (Cost - $346,258) - 0.1%		245,133

	Total Investments Before TBA Sale Commitments (Cost - $314,121,100*) - 158.0%		312,709,483

	TBA Sale Commitments (h)	Par (000)

	Fannie Mae Mortgage-Backed Securities:
	4.50%, 1/15/25 - 1/15/40	$8,500	(8,484,063)
	5.00%, 1/01/23 - 1/15/40	18,700	(19,201,192)

See Notes to Financial Statements.	11

Master Core Bond Enhanced Index Series
Schedule of Investments December 31, 2009	(Percentages shown are based on Net Assets)

TBA Sale Commitments (h)	Par (000)	Value

Fannie Mae Mortgage-Backed Securities (concluded):
5.50%, 1/15/25 - 1/15/40	$5,900	$(6,175,642)
6.00%, 2/01/13 - 1/15/40	6,800	(7,201,622)
Freddie Mac Mortgage-Backed Securities:
5.00%, 2/01/22 - 1/15/40	15,100	(15,504,211)
5.50%, 12/01/16 - 11/01/38	1,400	(1,469,453)
6.00%, 4/01/16 - 1/15/40	12,500	(13,253,900)
Ginnie Mae Mortgage-Backed Securities, 4.50%, 9/15/35	1,300	(1,300,812)

Total TBA Sale Commitments (Proceeds - $73,161,843) - (36.6)%		(72,590,895)

Total Investments, Net of TBA Sale Commitments -121.4%		240,118,588
Liabilities in Excess of Other Assets - (21.4)%		(42,261,273)

Net Assets - 100.0%		$197,857,315

*	The cost and unrealized appreciation (depreciation) of investments as of December 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$314,119,685

Gross unrealized appreciation	$4,343,576
Gross unrealized depreciation	(5,753,778)

Net unrealized depreciation	$(1,410,202)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Security is perpetual in nature and has no stated maturity date.

(d)	Non-income producing security.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then higher coupon rate for the following periods. Rate shown is as of report date.

(g)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(h)	Represents or includes a to-be-announced (“TBA”) transaction. Net unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)

Bank of America NA	$1,336,969	$(11,264)
BNP PARIBAS	$1,807,313	(7,961)
Citigroup NA	$1,578,814	(22,824)
Credit Suisse International	$5,586,814	(30,187)
Deutsche Bank AG	$(2,690,527)	127,365
Goldman Sachs Bank USA	$3,160,014	(36,594)
JPMorgan Chase Bank NA	$(2,088,814)	(24,811)
Morgan Stanley Capital Services, Inc.	$(240,570)	(128,342)

(i)	All or a portion of security has been pledged as collateral in connection with open swaps.

See Notes to Financial Statements.	12

Master Core Bond Enhanced Index Series
Schedule of Investments December 31, 2009

(j)	Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	$12,766,736	$10,194

(k)	Represents the current yield as of report date.

(l)	One contract represents a notional amount of $1 million.

•

For Series compliance purposes, the Series’ industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease.

•	Financial futures contracts sold as of December 31, 2009 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Appreciation

144	2-Year U.S. Treasury Bond	March 2010	$31,142,250	$131,392
112	5-Year U.S. Treasury Bond	March 2010	12,810,875	184,937
32	10-Year U.S. Treasury Bond	March 2010	3,694,500	47,812
35	30-Year U.S. Treasury Bond	March 2010	4,038,125	149,740

Total				$513,881

See Notes to Financial Statements.	13

Master Core Bond Enhanced Index Series
Schedule of Investments December 31, 2009

• Interest rate swaps outstanding as of December 31, 2009 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)

1.34% (a)	3-month LIBOR	Deutsche Bank AG	May 2011	$6,400	$32,614
4.87% (a)	3-month LIBOR	UBS AG	September 2012	$43,000	3,378,052
2.25% (b)	3-month LIBOR	Deutsche Bank AG	December 2012	$2,885	(16,793)
2.53% (b)	3-month LIBOR	Citibank NA	March 2014	$4,200	21,725
2.63% (b)	3-month LIBOR	Deutsche Bank AG	March 2014	$9,000	9,733
2.28% (b)	3-month LIBOR	Deutsche Bank AG	April 2014	$4,300	71,565
2.93% (b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	July 2014	$3,700	(22,328)
2.90% (b)	3-month LIBOR	Credit Suisse International	August 2014	$8,600	(22,676)
2.67% (a)	3-month LIBOR	Deutsche Bank AG	October 2014	$10,800	(117,129)
2.79% (b)	3-month LIBOR	JPMorgan Chase Bank NA	November 2014	$1,150	7,808
2.61% (a)	3-month LIBOR	Citibank NA	December 2014	$12,000	(194,853)
2.60% (a)	3-month LIBOR	JPMorgan Chase Bank NA	December 2014	$9,000	(148,614)
3.68% (b)	3-month LIBOR	Citibank NA	September 2019	$3,000	64,724
3.73% (b)	3-month LIBOR	Citibank NA	October 2019	$1,200	22,406
3.43% (b)	3-month LIBOR	Deutsche Bank AG	October 2019	$1,100	46,691
3.40% (b)	3-month LIBOR	Deutsche Bank AG	December 2019	$5,800	273,622
3.50% (a)	3-month LIBOR	Deutsche Bank AG	December 2019	$700	(27,455)
4.24% (c)	3-month LIBOR	JPMorgan Chase Bank NA	August 2020	$890	(11,107)
4.42% (c)	3-month LIBOR	JPMorgan Chase Bank NA	August 2020	$2,935	(70,792)
4.16% (b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	September 2039	$2,100	125,712

Total					$3,422,905

(a)	Series pays floating interest rate and receives fixed rate.
(b)	Series pays fixed interest rate and receives floating rate.
(c)	Series pays fixed amount and receives floating amount at expiration.

See Notes to Financial Statements.	14

Master Core Bond Enhanced Index Series
Schedule of Investments December 31, 2009

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Series’ own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Series’ policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2009 in determining the fair valuation of the Series’ investments:

Valuation Inputs	Investments in Securities

	Assets	Liabilities

Level 1 - Short-Term Securities	$12,766,736	—
Level 2
Long-Term Investments[1]	298,762,314	—
TBA Sale Commitments	—	$(72,590,895)

Total Level 2	298,762,314	(72,590,895)
Level 3		—
Long-Term Investments:
Non-Agency
Mortgage Backed Securities	935,300	—

Total	$312,464,350	$(72,590,895)

[1]		See above Schedule of Investments for values in each security type, excluding the security type in Level 3 within the table.

Valuation Inputs	Other Financial Instruments[2]

	Assets	Liabilities

Level 1	$513,881	—
Level 2	4,299,785	$(549,848)
Level 3	—	(81,899)

Total	$4,813,666	$(631,747)

[2]

Other financial instruments are swaps, financial futures contracts, and options. Financial futures contracts and swaps are shown at the unrealized apreciation/depreciation on the instrument and options are shown at market value.

See Notes to Financial Statements.	15

Master Core Bond Enhanced Index Series
Schedule of Investments December 31, 2009

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities

Mortgage-Backed Securities

Balance, as of December 31, 2008	—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	$935,300
Net transfers in/out of Level 3	—

Balance, as of December 31, 2009	$935,300

The following table is a reconciliation of Level 3 other financial instruments for which significant unobservable inputs were used to determine fair value:

Other Financial Instruments[3]

Liabilities

Balance, as of December 31, 2008	—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)
Net purchases (sales)	—
Net transfers in/out of Level 3	$(81,899)

Balance, as of December 31, 2009	$(81,899)

[3] Other financial instruments are swaps.

See Notes to Financial Statements.	16

Master Core Bond Enhanced Index Series

STATEMENT OF ASSETS AND LIABILITIES

	December 31, 2009

Assets:	Investments at value - unaffiliated (cost - $301,354,364)	$299,942,747
	Investments at value - affiliated (cost - $12,766,736)	12,766,736
	Unrealized appreciation on swaps	4,054,652
	TBA sale commitments receivable	73,161,843
	Investments sold receivable	28,706,112
	Interest receivable	1,862,170
	Swaps receivable	733,966
	Margin variation receivable	88,893
	Principal paydowns receivable	851
	Prepaid expenses	46,971
	Other assets	3,093

	Total assets	421,368,034

Liabilities:	TBA sale commitments at value (proceeds - $73,161,843)	72,590,895
	Unrealized depreciation on swaps	631,747
	Investments purchased payable	111,772,528
	Treasury rolls payable	35,506,828
	Withdrawals payable to investors	2,526,868
	Swaps payable	397,674
	Investment advisory fees payable	1,512
	Other affiliates payable	986
	Directors’ fees payable	297
	Other accrued expenses payable	40,275
	Other liabilities	41,109

	Total liabilities	223,510,719

Net Assets:	Net Assets	$197,857,315

Net Assets Consist of:	Investors’ capital	$194,761,198
	Net unrealized appreciation/depreciation	3,096,117

	Net Assets	$197,857,315

See Notes to Financial Statements.	17

Master Core Bond Enhanced Index Series

STATEMENT OF OPERATIONS

	Year Ended December 31, 2009

Investment Income:	Interest	$10,247,594
	Income - affiliated	10,194

	Total income	10,257,788

Expenses:	Accounting services	99,471
	Professional	91,908
	Pricing	65,889
	Custodian	53,838
	Investment advisory	20,789
	Directors	19,363
	Printing	5,495
	Miscellaneous	16,200

	Total expenses excluding interest expense	372,953
	Interest expense	28,486

	Total expenses	401,439
	Less fees waived by advisor	(2,480)
	Less fees paid indirectly	(716)

	Total expenses after fees waived and paid indirectly	398,243

	Net investment income	9,859,545

Realized and Unrealized Gain (Loss):	Net realized loss from:
	Investments	(2,871,772)
	Financial futures contracts and swaps	(2,403,394)
	Foreign currency transactions	(407)

		(5,275,573)

	Net change in unrealized appreciation/depreciation on:
	Investments	9,677,418
	Financial futures contracts and swaps	2,589,140

		12,266,558

	Total realized and unrealized gain	6,990,985

	Net Increase in Net Assets Resulting from Operations	$16,850,530

See Notes to Financial Statements.	18

Master Core Bond Enhanced Index Series

STATEMENTS OF CHANGES IN NET ASSETS

		Year Ended December 31,
	Increase (Decrease) in Net Assets:	2009	2008

Operations:	Net investment income	$9,859,545	$17,630,772
	Net realized loss	(5,275,573)	(6,735,761)
	Net change in unrealized appreciation/depreciation	12,266,558	(12,802,232)

	Net increase (decrease) in net assets resulting from operations	16,850,530	(1,907,221)

Capital Transactions:	Proceeds from contributions	50,024,855	43,322,651
	Value of withdrawals	(87,144,663)	(209,300,745)

	Net decrease in net assets derived from capital transactions	(37,119,808)	(165,978,094)

Net Assets:	Total decrease in net assets	(20,269,278)	(167,885,315)
	Beginning of year	218,126,593	386,011,908

	End of year	$197,857,315	$218,126,593

See Notes to Financial Statements.	19

Master Core Bond Enhanced Index Series

FINANCIAL HIGHLIGHTS

		Year Ended December 31,
		2009	2008	2007	2006	2005

Total Investment Return:	Total investment return	8.28%	1.59%	6.83%	4.48%	2.48%

Ratios to Assets:	Total expenses	0.19%	0.14%	0.11%	0.08%	0.06%

	Total expenses after fees waived and paid indirectly	0.19%	0.14%	0.11%	0.08%	0.06%

	Total expenses after fees waived and paid indirectly and excluding interest expense	0.18%	0.11%	0.11%	0.08%	0.06%

	Net investment income	4.74%	4.92%	5.12%	4.94%	4.41%

Supplemental	Net assets, end of year (000)	$197,857	$218,127	$386,012	$795,451	$1,004,583

Data:	Portfolio turnover	1,036%[1]	464%[2]	193%	155%	147%

[1]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 685%.

[2]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 298%.

See Notes to Financial Statements.	20

Master Core Bond Enhanced Index Series

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies:

Master Core Bond Enhanced Index Series (the “Series”), a non-diversified, open–end management investment company, is a series of Quantitative Master Series LLC (the “Master LLC”). The Master LLC is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Master LLC’s Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests, subject to certain limitations. The Series’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates.

The following is a summary of significant accounting policies followed by the Series:

Valuation: The Series’ policy is to value instruments at fair value. The Series values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services selected under the supervision of the Board. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. The fair value of asset-backed and mortgage-backed securities is estimated based on market transactions and models. The models consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To be announced (“TBA”) commitments are valued at the current market value of the underlying securities. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Series’ pricing service or through brokers, which are derived using daily swap curves and trades of underlying securities. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with maturities less than 60 days may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mid between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seeks to determine the price that the Series might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such instruments used in computing the net assets of the Series are determined as of such times. Occasionally, events affecting the values of such instruments may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Series’ net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and will be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board.

Asset-Backed and Mortgage-Backed Securities: The Series may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Series has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Series may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal National Mortgage Association (“FNMA”), including FNMA guaranteed Mortgage Pass-Through Certificates which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the US Treasury.

The Series invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults of assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Multiple Class Pass-Through Securities: The Series may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by GNMA, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Series may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. The Series also may invest in stripped mortgage-backed securities that are privately issued.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Interest can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Series reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Mortgage Dollar Roll Transactions: The Series may sell mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. During the period between the sale and repurchase, the Series will not be entitled to receive interest and principal payments on the securities sold. The Series accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that the Series is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: A treasury roll transaction involves the sale of a Treasury security, with an agreement to repurchase the same security at an agreed upon price and date. Treasury rolls constitute a borrowing and the difference between the sale and repurchase price represents interest expense at an agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the income and gains on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by the Series. Treasury rolls are not considered purchases and sales and any gains or losses incurred on the treasury rolls will be deferred until the Treasury securities are disposed. Treasury roll transactions involve the risk that the market value of the securities that the Series is required to purchase may decline below the agreed upon purchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the treasury roll, the use of this technique will adversely impact the investment performance of the Series.

TBA Commitments: The Series may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Series’ other assets.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Series either delivers collateral or segregates assets in connection with certain investments (e.g., dollar rolls, TBAs beyond normal settlement, financial futures contracts and swaps), the Series will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Series amortizes all premiums and discounts on debt securities.

Income Taxes: The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required.

The Series files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Series’ US federal tax returns remains open for each of the four years ended December 31, 2009.The statutes of limitations on the Series’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Standards: In June 2009, amended guidance was issued by the Financial Accounting Standards Board (“FASB”) or transfers of financial assets. This guidance is intended to improve the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement, if any, in transferred financial assets. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after November 15, 2009. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the enhanced disclosure provisions of the amended guidance should be applied to transfers that occurred both before and after the effective date of this guidance. The impact of this guidance on the Series’ financial statements and disclosures, if any, is currently being assessed.

In January 2010, FASB issued amended guidance for improving disclosure about fair value measurements that adds new disclosure requirements about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Series’ financial statements and disclosures, if any, is currently being assessed.

Other: Expenses directly related to the Series are charged to the Series. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Custodian fees may be reduced by amounts calculated on uninvested cash balances (“custody credits”), which are shown as fees paid indirectly in the Statement of Operations.

2. Derivative Financial Instruments:

The Series may engage in various portfolio investment strategies both to increase the returns of the Series and to economically hedge, or protect, its exposure to certain risks such as interest rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying instrument or if the counterparty does not perform under the contract. The Series may mitigate counterparty risk through master netting agreements included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement between the Series and its counterparties. The ISDA Master Agreement allows the Series to offset with its counterparty certain derivative financial instrument’s payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Series from its counterparty are not fully collateralized contractually or otherwise, the Series bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for additional information with respect to collateral practices.

The Series’ maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Series. For OTC purchased options, the Series bears the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Series’ net assets decline by a stated percentage or the Series fails to meet the terms of its ISDA Master Agreements, which would cause the Series to accelerate payment of any net liability owed to the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

Financial Futures Contracts: The Series may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of interest rates (interest rate risk). Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Options: The Series may purchase and write call and put options to increase or decrease their exposure to underlying instruments (interest rate risk) and/or, in the case of written options, to generate gains from option premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Series purchases (writes) an option, an amount equal to the premium paid (received) by the Series is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Series writes a call option, such option is “covered,” meaning that the Series holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Series writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.

In purchasing and writing options, the Series bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Series may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Series purchasing or selling a security at a price different from the current market value. The Series may execute transactions in both listed and OTC options.

Swaps: The Series may enter into swap agreements, in which the Series and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Series are recorded in the Statement of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Series will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Series’ basis in the contract, if any. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Interest rate swaps — The Series may enter into interest rate swaps to manage duration, the yield or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivatives Instruments Categorized by Risk Exposure:

Values of Derivative Instruments as of December 31, 2009

	Asset Derivatives		Liability Derivatives

	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Interest rate contracts*	Net unrealized appreciation/depreciation/Unrealized appreciation on swaps/Investments at value - unaffiliated	$4,813,666	Unrealized depreciation on swaps	$631,747

* Includes cumulative appreciation/depreciation of financial futures contracts as reported in Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations Year Ended December 31, 2009

Net Realized Gain (Loss) from

	Financial Futures Contracts	Swaps	Options**	Total

Interest rate contracts	$ (498,934)	$ (1,904,460)	$ (383,640)	$ (2,561,426)

Net Change in Unrealized Appreciation/Depreciation on

	Financial Futures Contracts	Swaps	Options**	Total

Interest rate contracts	$ (221,153)	$ 2,810,293	$ 299,219	$ 2,888,359

** Options purchased are included in the net realized gain (loss) from investments and unrealized appreciation/depreciation on investments.

For the year ended December 31, 2009, the average derivative activity was as follows:

Futures:
Average number of contracts	293
Average value	$376,775
Options purchased:
Average number of contracts	36
Average premium	$193,424
Interest rate swaps:
Average number of positions	18
Average notional value	$124,688,750

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but BAC and Barclays are not.

The Master LLC, on behalf of the Series, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Series’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of the Series’ portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. The Series pays the Manager a monthly fee at an annual rate of 0.01% of the average daily value of the Series’ net assets. The Manager has entered into a contract with the Master LLC, on behalf of the Series, that provides that the aggregate investment advisory fee and administrative fees of the Series and a corresponding feeder, will not exceed a specified amount. No fees are currently being waived for the Series. This arrangement has a one-year term and is renewable.

The Manager has voluntarily agreed to waive its advisory fee by the amount of investment advisory fees the Series pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by advisor in the Statement of Operations.

The Manager has entered into a sub-advisory agreement with BlackRock Financial Managers, Inc. (“BFM”), an affiliate of the Manager, under which the Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by the Series to the Manager.

For the year ended December 31, 2009, the Series reimbursed the Manager $4,356 for certain accounting services, which is included in accounting services in the Statement of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended December 31, 2009 were $1,550,059,458 and $1,544,360,950, respectively.

For the year ended December 31, 2009, purchases and sales of US government securities were $783,515,226 and $737,886,811, respectively.

For the year ended December 31, 2009, purchases and sales of mortgage dollar rolls were $772,946,914 and $773,251,862, respectively.

5. Borrowings:

The Master LLC, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The Series may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series’ current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. Prior to its renewal, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Series based on its net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Series’ pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Series based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Series’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Series did not borrow under the credit agreement during the year ended December 31, 2009.

For the year ended December 31, 2009, the Series’ average borrowings from Treasury Rolls were approximately $19,702,000 and the daily weighted average interest rate was 0.14%.

6. Market and Credit Risk:

In the normal course of business, the Series invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Series may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Series; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Series may be exposed to counterparty risk, or the risk that an entity with which the Series has unsettled or open transactions may default. Financial assets, which potentially expose the Series to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Series’ exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Series’ Statement of Assets and Liabilities, less any collateral held by the Series.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Series through March 1, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Investors and Board of Directors of
Quantitative Master Series LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Core Bond Enhanced Index Series, one of the portfolios constituting Quantitative Master Series LLC, (the “Master LLC”) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Core Bond Enhanced Index Series of Quantitative Master Series LLC as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Princeton, New Jersey
March 1, 2010

MASTER CORE BOND ENHANCED INDEX SERIES OF QUANTITATIVE MASTER SERIES LLC

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

          The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of Quantitative Master Series LLC (the “Master LLC”) met on April 16, 2009 and May 21-22, 2009 to consider the approval of the Master LLC’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, on behalf of Master Core Bond Enhanced Index Series (the “Portfolio”), a series of the Master LLC. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Financial Management, Inc. (the “Sub-Advisor”) with respect to the Portfolio. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

          The Board of the Master LLC consists of thirteen individuals, eleven of whom are not “interested persons” of the Master LLC as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master LLC and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight and Contract Committee and the Executive Committee, which each have one interested Board Member) and is chaired by Independent Board Members.

The Agreements

          Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Portfolio by the personnel of BlackRock and its affiliates, including investment management, administrative services, shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting legal and regulatory requirements.

          Throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Portfolio and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against an applicable benchmark, as well as senior management and portfolio managers’ analysis of the reasons for any underperformance against its benchmark; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Portfolio for services, such as marketing and distribution and fund accounting; (c) Portfolio operating expenses; (d) the resources devoted to and compliance reports relating to the Portfolio’s investment objective, policies and restrictions, (e) the Master LLC’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master LLC’s valuation and liquidity procedures; and (k) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

          The Approval Process: Prior to the April 16, 2009 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in an ongoing process with BlackRock to continuously review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Portfolio management fees as compared with a peer group of funds as determined by Lipper (collectively, “Peers”) and the gross investment performance of the Portfolio as compared with its benchmark index; (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional and closed-end funds, under similar investment mandates, as well as the performance of such other clients; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Portfolio to BlackRock; and (f) an internal comparison of management fees classified by Lipper, if applicable.

          At an in-person meeting held on April 16, 2009, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 16, 2009 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 21-22, 2009 Board meeting.

          At an in-person meeting held on May 21-22, 2009, the Board Members of the Master LLC present at the meeting, including the Independent Board Members present at the meeting, unanimously approved the continuation of the Advisory Agreement between the Manager and the Master LLC with respect to the Portfolio and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Portfolio, each for a one-year term ending June 30, 2010. The Board considered all factors it believed relevant with respect to the Portfolio, including, among other factors: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Portfolio and BlackRock portfolio management; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and certain affiliates from the relationship with the Portfolio; (d) economies of scale; and (e) other factors.

          The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Portfolio shares, services related to the valuation and pricing of portfolio holdings of the Portfolio, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Portfolio and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A.	Nature, Extent and Quality of the Services

          The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Portfolio. Throughout the year, the Board compared Portfolio performance to the performance of the Barclays Capital U.S. Aggregate Bond Index, its benchmark index. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Portfolio’s portfolio management team discussing Portfolio performance and the Portfolio’s investment objective, strategies and outlook.

          The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Portfolio’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to the Portfolio’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

          In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Portfolio. BlackRock and its affiliates provide the Portfolio with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Portfolio by third parties) and officers and other personnel as are necessary for the operations of the Portfolio. In addition to investment advisory services, BlackRock and its affiliates provide the Portfolio with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Portfolio, such as tax reporting, and fulfilling regulatory filing requirements. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B.	The Investment Performance of the Portfolio and BlackRock

          The Board, including the Independent Board Members, also reviewed and considered the performance history of the Portfolio. In preparation for the April 16, 2009 meeting, the Board was provided with information compiled by the Manager comparing the Portfolio’s performance for the one-, three- and five-year periods with its benchmark index. The Board regularly reviews the performance of the Portfolio throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

          The Board noted that the Portfolio’s gross performance was below that of its benchmark index, the Barclays Capital U.S. Aggregate Bond Index, for the one-, three- and five-year periods reported. The Board and BlackRock reviewed the reasons for the Portfolio’s underperformance during these periods compared with its benchmark index. The Board was informed that, among other things, the Portfolio’s investments in AAA-rated commercial mortgage-backed securities, financial securities and non-agency mortgage-backed securities detracted significantly from the Portfolio’s performance over the one-year period and also impacted longer term performance over the three- and five-year periods.

          The Board and BlackRock discussed BlackRock’s commitment to providing the resources necessary to assist the portfolio managers and to improve the Portfolio’s performance.

C.	Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Portfolio

          The Board, including the Independent Board Members, reviewed the Portfolio’s contractual advisory fee rates compared with the other funds in the Portfolio’s Lipper category. It also compared the Portfolio’s total expenses, as well as actual management fees, to those of other comparable funds. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

          The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Portfolio. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Portfolio. The Board reviewed BlackRock’s profitability with respect to the Portfolio and each fund the Board currently oversees for the year ended December 31, 2008 compared to aggregate profitability data provided for the year ended December 31, 2007. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is somewhat limited.

          The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information is available, the Board considered BlackRock’s operating margin in general compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. The comparison indicated that operating margins for BlackRock with respect to its registered funds are consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms, which concluded that larger asset bases do not, in themselves, translate to higher profit margins.

          In addition, the Board considered the cost of the services provided to the Portfolio by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Portfolio and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Portfolio. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

          The Board noted that the Portfolio’s contractual advisory fees, which do not take into account any expense reimbursement or fee waivers, were lower than or equal to the median contractual advisory fees paid by the Portfolio’s Peers. The Board noted that BlackRock has contractually agreed to waive or reimburse advisory fees for the Portfolio. No fees were waived pursuant to this agreement.

D.	Economies of Scale

          The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Portfolio increase and whether there should be changes in the advisory fee rate or structure in order to enable the Portfolio to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the assets of the Portfolio. The Board considered that the funds in the BlackRock fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit each fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.

E.	Other Factors

          The Board also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from its relationship with the Portfolio, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Portfolio, including for administrative and distribution services. The Board also noted that BlackRock may use third party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

          In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

Conclusion

          The Board Members of the Master LLC present at the meeting, including the Independent Board Members present at the meeting, unanimously approved the continuation of the Advisory Agreement between the Manager and the Master LLC with respect to the Portfolio for a one-year term ending June 30, 2010 and the Sub-Advisory Agreement between the Manager and Sub-Advisor with respect to the Portfolio for a one-year term ending June 30, 2010. Based upon their evaluation of all these factors in their totality, the Board Members of the Master LLC present at the meeting, including the Independent Board Members present at the meeting, were satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Portfolio and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Portfolio reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Master LLC	Length of Time Served as a Director [2]	Principal Occupation(s) During Past Five Years	Number of BlackRock – Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Non-Interested Directors [1]

Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chair of the Board and Director	Since 2007	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	36 RICs consisting of 106 Portfolios	None

Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chair of the Board and Director	Since 2007

President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2004; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006.

				36 RICs consisting of 106 Portfolios	None

David O. Beim 55 East 52nd Street New York, NY 10055 1940	Director	Since 2007

Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.

				36 RICs consisting of 106 Portfolios	None

Dr. Matina Horner 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	36 RICs consisting of 106 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to	36 RICs consisting of 106 Portfolios	AIMS Worldwide, Inc. (marketing)

2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005.

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	36 RICs consisting of 106 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt, Jr. 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.

				36 RICs consisting of 106 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	36 RICs consisting of 106 Portfolios	None

Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Director	Since 2007

President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.

				36 RICs consisting of 106 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Chair of the Audit Committee and Director	Since 2007

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member, Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants from 2007 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.

			36 RICs consisting of 106 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Director and Member of the Audit Committee	Since 2007

Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.

			36 RICs consisting of 106 Portfolios	None

[1]

Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.

[2]

Date shown is the earliest date a person has served as a director for the Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows directors as joining the Master LLC board in 2007, each director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Matina Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, Jr., 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999 and Frederick W. Winter, 1999.

Interested Directors [1]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Directors, State Street Research Mutual Funds from 2000 to 2005; Chairman, SSR Realty from 2000 to 2004.

			173 RICs consisting of 304 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

			173 RICs consisting of 304 Portfolios	None

[1]

Mr. Davis is an “interested person” as defined in the Investment Company Act of 1940, of the Master LLC based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Master LLC based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and PNC securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.

Name, Address and Year of Birth	Position(s) Held with the Master LLC	Length of Time Served	Principal Occupation(s) During Past Five Years

Master LLC Officers [1]

Anne F. Ackerley 55 East 52nd Street New York, NY 10055 1962	President and Chief Executive Officer	Since 2009

Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.

Jeffrey Holland, CFA 55 East 52nd Street New York, NY 10055 1971	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2006 to 2009; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2009; Co-head of Product Development and Management for BlackRock’s U.S. Retail Group from 2007 to 2009; Product Manager of Raymond James & Associates from 2003 to 2006.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Neal J. Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Howard B. Surloff 55 East 52nd Street New York, NY 10055 1965	Secretary	Since 2007	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

[1]	Officers of the Master LLC serve at the pleasure of the Board.

Additional Information

Investment Advisor
BlackRock Managers, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Financial Management Inc.
New York, NY 10055

Custodian
State Street Bank and Trust Company
Boston, MA 02111

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Legal Counsel
Sidley Austin LLP
New York, NY 10019

Independent Registered Public
Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Availability of Quarterly Schedule of Investments

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Series’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

Availability of Proxy Voting

A description of the policies and procedures that the Series uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov. Information about how the Series voted proxies relating to securities held in the Series’ portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com; and (2) on the SEC’s website at http://www.sec.gov.

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”) has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

Master Core Bond Enhanced Index Series of Quantitative Master Series LLC	$43,300	$40,300	$0	$0	$22,700	$22,700	$0	$0

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

          The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

          Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to one or more of its members the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

Master Core Bond Enhanced Index Series of Quantitative Master Series LLC	$430,200	$427,700

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $407,500, 0%

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Master Core Bond Enhanced Index Series of Quantitative Master Series LLC

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
Master Core Bond Enhanced Index Series of Quantitative Master Series LLC

Date: February 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
Master Core Bond Enhanced Index Series of Quantitative Master Series LLC

Date: February 23, 2010

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
Master Core Bond Enhanced Index Series of Quantitative Master Series LLC

Date: February 23, 2010